Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents [abstract]
Cash and cash equivalents
6.    Cash and cash equivalents

	December 31,
	2022	2021
Short-term bank deposits	761,044	569,816
Short-term investments	1,068,053	1,224,546
	1,829,097	1,794,362
Cash and cash equivalents are held for the purpose of meeting short-term cash needs and include cash on hand, deposits with banks and other short-term highly liquid investments with original maturities of three-month or less and with immaterial risk of change in value.
Short-term bank deposits is mainly represented by amounts to cover instant payments (PIX), cash on ATMs and clients payments.
Short-term investments consist mainly of investments in Brazilian Treasury Bonds (“LFTs”) with an average return of 100% of the Basic Interest Rate (SELIC, 13.75% per year on December 31, 2022 and 9.25% per year on December 31, 2021).